SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                               September 24, 2001
                Date of Report (Date of earliest event reported)

                        Richton International Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              0-12361                             05-0122205
      (Commission File Number)         (IRS Employer Identification No.)

  767 Fifth Avenue, New York, New York              10153
  ----------------------------------------------------------------------
 (Address of principal executive offices)         (Zip Code)

                                 (212) 751-1445
         ---------------------------------------------------------------
             (Registrant's telephone number, including area code)


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Item 5. Other Events.

      Richton International Corporation ("Richton") has adjourned a Special Meeting of its stockholders, originally scheduled for Tuesday, September 25, 2001 at 11:00 a.m. until Tuesday, October 2, 2001 at 10:00 a.m. The Special Meeting has been called to vote for or against approval of the Merger Agreement, dated as of May 29, 2001, between Richton, Deere & Company, a Delaware corporation ("Deere"), and Green Mergersub, Inc., a wholly owned Delaware subsidiary of Deere ("Acquisition Sub"), whereby Richton will be merged into Acquisition Sub (the "Merger") and become a wholly owned subsidiary of Deere, to be known after the Merger as John Deere Landscapes II, Inc.

      A copy of the press release, dated September 21, 2001, relating to the above-described action is attached as an exhibit to this report and is incorporated herein by reference.

Exhibit Number    Description

99.1 Press release issued September 21, 2001, regarding the adjournment of the Special Meeting of Shareholders.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Richton International Corporation

                                            By: /s/ Cornelius F. Griffin
                                                -----------------------------
                                               Name:  Cornelius F. Griffin

                                               Title: Chief Financial Officer

Dated: September 24, 2001

                                  EXHIBIT INDEX

Exhibit Number    Description

99.1 Press release issued September 21, 2001, regarding the adjournment of the Special Meeting of Shareholders.